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                            [FIRST FOCUS FUNDS LOGO]

                         SUPPLEMENT DATED JUNE 19, 2006
                     TO THE PROSPECTUS DATED AUGUST 1, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

DISSOLUTION OF COLORADO TAX-FREE FUND

As of March 31, 2006, all portfolio securities held by the Colorado Fund have been liquidated and all outstanding shares of the Colorado Fund have been redeemed in exchange for distributions of the assets of the Colorado Fund resulting from the liquidation of its portfolio securities. Thus, all references to the Colorado Fund in this prospectus are hereby removed.

THE FOLLOWING INFORMATION REPLACES THE FIRST AND SECOND PARAGRAPHS IN THE SECTION ENTITLED "SERVICE PLAN" ON PAGE 35 OF THE PROSPECTUS:

The Company has adopted an Administrative Service Plan (the "Services Plan") under which each Fund may enter into a Servicing Agreement to pay compensation to banks and other financial institutions that provide various providing clerical, compliance, regulatory, accounting and administrative services for Shareholders ("Shareholder Servicing Agent"). Under the Services Plan, the fees will not exceed an annual rate of 0.25% of a Fund's average daily net assets. Such Shareholder Servicing Agents may include the Advisers, their correspondent and affiliated banks, and the Administrator and its affiliates.

The Funds' agreement with First National sets that Shareholder Servicing Agent's service fee at the annual rate of 0.25% of the average aggregate net asset value of shares of the Growth Opportunities Fund and the Balanced Fund and 0.10% of the average aggregate net asset value of shares of all other Funds held during the period by customers for whom First National provided services under the Servicing Agreement.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE